Exhibit 99.1

   © 2020 InterDigital, Inc. All Rights Reserved.  InterDigital Q3 2020 Investor Presentation

 This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding InterDigital, Inc.’s current beliefs, plans and expectations, as to: (i) future results, projections and trends; (ii) our strategy and business plan; (iii) our future revenues and expenses, including our expectations with respect to full year 2020 revenues; (iv) future recurring revenue levels and the timelines for achieving such levels; (v) investments; (vi) partnerships, commercial initiatives and other potential business and revenue opportunities, including through new markets; (vii) technology development timelines; (viii) future global mobile, video, IoT and consumer electronics device shipments and market opportunities; and (ix) our plans to expand our footprint and engagement strategy. Such statements are subject to the safe harbor created by those sections.Words such as “anticipate,” “believe,” “estimate,” “expect,” “project,” “intend,” “plan,” “forecast,” “will,” variations of any such words or similar expressions, and graphical timelines representing future estimates or events are intended to identify such forward-looking statements. Forward-looking statements are subject to risks and uncertainties. Actual outcomes could differ materially from those expressed in or anticipated by such forward-looking statements due to a variety of factors, including, without limitation: (i) the market relevance of our technologies; (ii) changes in the needs, availability, pricing and features of competitive technologies as well as those of strategic partners or consumers; (iii) unanticipated technical or resource difficulties or delays related to further development of our technologies; (iv) the entry into additional patent license, patent sales or technology solutions agreements; (v) our ability to successfully identify and launch new commercial businesses; (vi) our ability to successfully identify and expand into new markets; (vii) our ability to enter into partnerships, strategic relationships or complementary investment opportunities on acceptable terms; (viii) the accuracy of market sales projections of our licensees, changes in our estimates of 2020 sales by our per-unit licensees, delays in payments from our licensees and related matters, in each case, including as a result of the COVID-19 pandemic; (ix) the resolution of current legal proceedings, including any awards or judgments relating to such proceedings, additional legal proceedings, changes in the schedules or costs associated with legal proceedings or adverse rulings in such legal proceedings; (x) unanticipated costs or expenses; (xi) changes in our strategy going forward; and (xii) changes or inaccuracies in our market projections or technology development timelines, as well as other risks and uncertainties, including those detailed in our Annual Report on Form 10-K for the year ended December 31, 2019, and from time to time in our other Securities and Exchange Commission filings. We undertake no duty to update publicly any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by applicable law, regulation or other competent legal authority.  Forward-Looking Statements  © 2020 InterDigital, Inc. All Rights Reserved.  2

Why InterDigital, *More than Ever*

One of the Largest Pure Research, Innovation and Licensing Companies in the World



Our Strength: Over four decades of pioneering wireless and visual technologies innovation

Our Business Model: Bring core technology to the market though substantial technical contributions to the global standards

The Result: Licensing access to billions of consumer electronics products, including mobile phones, TVs, set top boxes, and laptops

Our Competitive Edge. One of the largest patent portfolios in the world related to wireless and video technologies

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© 2020 InterDigital, Inc. All Rights Reserved.
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Contributing Technology Worldwide on Two Major Fronts

Unquestioned Research Leadership in Wireless and Visual Technologies

~5,000
contributions to 3GPP & IETF
in past 20 years

>100
leadership roles in standards, external boards and invited speaking opportunities in 2019 alone

20%+
of revenue invested in R&D since 2000

~290 engineers,
approx. 90% with advanced degrees, including 107 PhDs

>50/yr
journal and conference papers published

>100/yr
contributions to video standards bodies

25+ years
of experience in video compression solutions

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© 2020 InterDigital, Inc. All Rights Reserved.
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In Our Labs Today



- 5G & 6G Cellular Standards
- Mobile Edge Computing
- Spectrum Sharing & Unlicensed Spectrum

- Advanced Video Standards & Platforms
- Immersive and Volumetric Video
- Artificial Intelligence / Machine Learning

- IoT Standards & Platforms
- Intelligent & Autonomous Vehicles
- Drones / UAVs / Robotics

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© 2020 InterDigital, Inc. All Rights Reserved.
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 © 2020 InterDigital, Inc. All Rights Reserved.  6  Standards – the Path to Horizontal Influence  Product innovation improves the selected devices; standards innovation improves all devices in a market    We make our “sale” to engineers and research peers, not to companies  Your success is a factor of the quality of your research, not the scale or commercial clout of your company  Standards reward long term commitment: understanding the evolution of technologies is central to improving on them

An Evolving Portfolio for an Evolving Industry

3G | LTE

Primarily cellular portfolios, reflecting value in connectivity

10% InterDigital's share of likely 3G SEPs **averages close to 10%,**

and our 3G SEP portfolio was ranked as either the **second or third strongest among all industry participants.**

7% – 10% InterDigital's share of likely 4G SEPs **ranges from 7% – 10%,**

8% and averages **more than 8%** across these studies,

with InterDigital's LTE portfolio ranked between the **third and fifth strongest** in the industry.

5G

Wi-Fi and HEVC join 5G, for new value drivers

6% of all patents and applications disclosed to ETSI and categorized as 5G, with multiple releases to go

\+ **~2,000** HEVC video compression patents and applications

\+ **~1,300** Wi-Fi (802.11) patents and applications

3G and 4G data reflects studies by third-party analysts InterDigital is aware of since 2012 that have evaluated the share of patents and applications that are likely essential to those standards. InterDigital did not fund any of these studies. InterDigital does not endorse any particular study or the methodology used by any of these studies, nor does InterDigital endorse a patent counting approach to determining the value of its portfolio and does not subscribe to the idea that all SEPs have an equal value.

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© 2020 InterDigital, Inc. All Rights Reserved.
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5G: The Power of Continuity

- The 5G standard comprises a mix of new 5G-specific technologies and 3G/4G technologies that remain necessary for 5G operation
- Only 2 releases of the 5G standard have been finalized – we expect as many as 7 more
- As a key contributor to 3G and 4G, InterDigital began the march to 5G with a solid platform

** InterDigital expresses no views on the accuracy or completeness of the data in the ETSI Special Report and notes that the data may include patents and applications that have been abandoned or have expired.*



According to the August 2020 ETSI Special Report, InterDigital's ETSI-disclosed patents and applications accounted for ~6% of all patents and applications that ETSI categorized as 5G.*

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 © 2020 InterDigital, Inc. All Rights Reserved.  A Portfolio that Combines Depth and Breadth Across Technologies  9  The InterDigital portfolio now brings together >32,000 patent assets that show enormous strength in key wireless and video technologies but also broad diversity across the entire gamut of technology needs.  Data as of 9/11/2020

 A History of Long-Term Customers  © 2020 InterDigital, Inc. All Rights Reserved.  10    Shipments  Years as InterDigital Licensee  10+ Years  >10 others  Some companies – among them Samsung, Panasonic, NEC, Kyocera and Sharp – have been customers / under license for 20+ years.Apple and Samsung have been licensed since before they started shipping iPhones and GalaxiesEvery handset customer that has ever signed a license and remains in the industry is still a customer

Growth Drivers that Build Logically Over Several Years

Current Revenue Platform of ~$340M

LTE CYCLE + VIDEO

CONSUMER ELECTRONICS

IoT

5G

Drive core smartphone recurring annual revenue base to **$500M+**

A projected **$150M** contribution to revenue in 3-5 years (with associated revenue sharing)

An estimated installed base of **>62B** devices by 2022, of which **>10%** will be high-value devices using cellular, as well as IoT middleware

5G

A new market paradigm, that expands cellular wireless beyond handsets into a broad variety of areas and use cases

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© 2020 InterDigital, Inc. All Rights Reserved.
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© 2020 InterDigital, Inc. All Rights Reserved.  12  Since June 2014, we’ve bought back more than $600 million in sharesWe announced another $100 million increase to our buyback authorization in May 2019Approximately $72 million remains available under the existing buyback authorization  A Capital Allocation Strategy that Balances Future Strength with Returning Value  Show Strength  Ensure R&D Progress  Return Cash to Shareholders  Opportunistic Resources  A strong balance sheet shows staying power in negotiations  Essential to keep pace with fast-moving industry  3 dividend increases in 5 years, buyback program ensure balanced return of value to shareholders  Examine modest acquisitions or opportunities to strengthen portfolio

   © 2020 InterDigital, Inc. All Rights Reserved.